PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
Leasehold improvements	$ 1,544	$ 1,246
Furniture and fixtures	4,607	3,704
Company automobiles	1,659	1,446
Total	7,810	6,396
Less: accumulated depreciation and amortization	3,699	3,040
Property, equipment and leasehold improvements, net	$ 4,111	$ 3,356